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                                                                  EXHIBIT 10.26

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



                             SPONSORSHIP AGREEMENT

This agreement ("Agreement") is entered into as of the 23rd day of September 1998 ("Effective Date"), by and between Excite, Inc., a Delaware corporation, located at 555 Broadway, Redwood City, California 94063 ("Excite"), and Vitamin Shoppe Industries Inc., a New York corporation, located at 4700 Westside Avenue, North Bergen, New Jersey 07047 ("Client").

                                    RECITALS

A. Excite maintains sites on the Internet at http://www.excite.com (the "Excite Site"), http://www.webcrawler.com (the "WebCrawler Site) and http://www.excite.co.jp (the "Excite Japan Site"), and owns, manages or is authorized to place advertising on affiliated sites on the Internet worldwide (collectively, the "Excite Network") which, among other things, allow its users to search for and access content and other sites on the Internet. For purposes of this Agreement, the parties hereby acknowledge that the Excite Network does not include the site on the Internet located at http://home.netscape.com and/or other URLs or locations designated by Netscape Communications Corporation.

B. Within the Excite Site and the WebCrawler Site, Excite currently organizes certain content into topical channels (the "Channels").

C. Client is engaged in the business of selling vitamins, minerals, nutritional supplements, herbs, sports nutrition formulae, homeopathic remedies and other health related products ("Vitamins") at its site on the Internet located at http://www.vitaminshoppe.com (the "Client Site").

D. Client wishes to promote its business to users of the Excite Network through promotions and advertising in various portions of the Excite Network.

Therefore, the parties agree as follows:

1.               SPONSORSHIP ON THE WEBCRAWLER HEALTH CHANNEL

                 a) Client will be promoted as the preferred and dominant reseller of Vitamins in the Health Channel on the WebCrawler Site during the term of this Agreement. As such, Excite may not display banner advertising and/or promotional placements for any of Client's Competitors that are, in the aggregate, of equal or greater prominence and exposure than the aggregate of Client's links, advertising banners and promotional placements on the pages of the Health Channel on the WebCrawler Site during the term of this Agreement. For purposes of this Agreement, Client's Competitors means those merchants identified in Exhibit D attached hereto. Client may update





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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.

                          this list in writing not more than once every six (6) months by adding other merchants whose primary business is reselling Vitamins upon the mutual agreement of Excite. Notwithstanding the foregoing, Excite may display links to Excite's own products and services anywhere in the Excite Network, and may display links to Client's Competitors in results pages of search services in response to user queries, in general directories of Web sites, in classified advertising listings and in results in the "Jango" shopping search service throughout the Excite Network. Client's preferred and dominant status as a reseller of Vitamins will be extended on the terms stated in this Section l(a) to its presence within future departments within the WebCrawler Health Channel, when launched, which may include, but are not limited to, the alternative medicine and senior living departments.

                 b) The parties will cooperate in good faith to identify and implement appropriate promotional opportunities for Client to be displayed in rotation on the home page of the WebCrawler Health Channel during the term of the Agreement.

                 c) A link to the Client Site (consistent with the format used on similar links on the same page) will be displayed in the Nutrition & Vitamins department of the WebCrawler Health Channel during the term of the Agreement. Excite estimates, but does not guarantee, delivery of [*****] impressions of the Client promotional placement described in this Section l(c) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.

                 d) The parties will cooperate in good faith to identify and implement other appropriate promotional opportunities for Client on the WebCrawler Health Channel including (if and when launched) but not limited to, the alternative medicine and senior living departments during the term of the Agreement. Excite estimates, but does not guarantee, delivery of [*****] impressions of the Client promotional placement described in this Section 1(d) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.

                 e) Excite is in the process of developing a "Sponsorship Strip" for the WebCrawler Health Channel consisting of a row of graphic links to sponsors' Web sites. Excite will display a graphic link to the Client Site on the Sponsorship Strip (consistent with the format used on similar links on the same strip) in the pages of the WebCrawler Health Channel for the duration of the term of the Agreement. Excite estimates, but does not guarantee, delivery of [*****] impressions of the Client promotional placement described in this Section 1(e) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.

                 f) Excite and Client acknowledge that neither party to this Agreement possesses any right to control the content or promotional programming displayed on any third party







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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
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                                                     ASTERISKS DENOTE OMISSIONS.


                          site. However, Excite will work with Client in good faith to evaluate the display of any Excite co-branded pages one level deep that directly link from the WebCrawler Health Channel to determine whether the non-banner display of modules related to Client's Competitors on those pages materially and adversely affect the aggregate value of Client's promotional placements on the WebCrawler Health Channel as described in this Agreement. Under such circumstances, Excite will then exert commercially reasonable efforts to modify such co-branded pages to reduce such material and adverse effects.

2.               SPONSORSHIP ON THE WEBCRAWLER SHOPPING CHANNEL


                 a) Client will be promoted as the preferred and dominant reseller of Vitamins in the Shopping Channel on the WebCrawler Site during the term of this Agreement. As such, Excite may not display banner advertising and/or promotional placements for any of Client's Competitors that are, in the aggregate, of equal or greater prominence and exposure than the aggregate of Client's links, advertising banners and promotional placements on the pages of the Shopping Channel or the WebCrawler Site. Notwithstanding the foregoing, Excite may display links to Excite's own products and services anywhere in the Excite Network, and may display links to Client's Competitors in results pages of search services in response to user queries, in general directories of Web sites, in classified advertising listings and in results in the "Jango" shopping search service throughout the Excite Network.


                 b) A link to the Client Site (consistent with the format used on similar links on the same page) will be displayed in rotation on the first page of the health & fitness department of the WebCrawler Shopping Channel during the term of the Agreement. Excite estimates, but does not guarantee, delivery of [*****] impressions of the Client promotional placement described in this Section 2(b) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.

                 c) A link to the Client Site (consistent with the format used on similar links on the same page) will be displayed under the health foods category on the first page of the health & fitness groceries department of the WebCrawler Shopping Channel. Excite estimates, but does not guarantee, delivery of [*****] impressions of the Client promotional placement described in this
                          Section 2(c) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.







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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



3.               ADDITIONAL SPONSORSHIP

                 a) The parties will cooperate in good faith to identify and implement selective sponsorship and promotional opportunities for Client in the Nutrition & Vitamins department of the Health Channel on the Excite Site. Such opportunities may include sponsorship links, sponsorship boxes and/or promotional boxes. The parties hereby acknowledge that Client will be sharing such opportunities in the Nutrition & Vitamins department of the Excite Health Channel with one other reseller of vitamins.


                 b) The parties will cooperate in good faith to identify and implement selective sponsorship and promotional opportunities for Client on the Excite Japan Site. Such opportunities may include sponsorship links, sponsorship boxes and/or promotional boxes. Excite estimates, but does not guarantee, delivery of [*****] impressions of the Client promotional placements described in this Section 3(b) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.


                 c) Excite estimates, but does not guarantee, delivery of a total of [*****] impressions of the Client promotional placements described in Sections 3(a) and 3(b) during the term of this Agreement.

4.               DeliverE MESSAGE PROMOTIONS

                 a) Excite and Client will cooperate in developing and delivering MatchLogic DeliverE message campaigns during the term of the Agreement as described in Exhibit B. The MatchLogic DeliverE is an opt in email service providing the opportunity to distribute messages to highly targeted audiences on the Web via email. All such message campaigns will comply with Excite's then current privacy policy which is located at http://www.excite.com/privacy_policy and is subject to change from time to time. If the privacy policy changes in a manner that has a material adverse effect on the value, functionality or implementation of the DeliverE message campaign for Client, Excite will notify Client, which will then have the option to cancel future DeliverE campaigns and both parties will be relieved of their obligations related to those canceled DeliverE campaigns, if Client, in its sole but reasonable discretion, finds such changed privacy policy objectionable.


                 b) Excite estimates, but does not guarantee, delivery of [*****] impressions of the email messages described in this Section 4 during [*****] of the term of this Agreement and [*****] impressions during [*****] of the term of the Agreement.








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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                 c) Excite and Client agree that Client may purchase additional DeliverE messages during the term of this Agreement at a rate of [*****] impressions ("CPM"), subject to availability.

5.               ADVERTISING ON THE EXCITE NETWORK


                 a) Excite will display Client's banner advertising on [*****] in response to the keywords set forth in Exhibit A as amended from time to time by Client, and with additional keywords related to Vitamins, subject to availability, during the term of the Agreement. Excite estimates, but does not guarantee, the display of [*****] impressions of the banner advertisements described in this Section 5(a) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.




                 b) Excite will display Client's banner advertising in [*****] during the term of the Agreement. Excite estimates, but does not guarantee, the display of [*****] impressions of the banner advertisements described in this Section 5(b) during [*****] of the term of the Agreement and [*****] such during [*****] of the term of the Agreement.



                 c) Excite will display Client's banner advertising in [*****] during the term of the Agreement. Excite estimates, but does not guarantee, the display of [*****] impressions of the banner advertisements described in this Section 5(c) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.



                 d) Excite will display Client's banner advertising in [*****] during the term of the Agreement. Excite estimates, but does not guarantee, the display of [*****] impressions of the banner advertisements described in this Section 5(d) during [*****] of the term of the Agreement and [*****] such impressions during [*****] of the term of the Agreement.


6.               LAUNCH DATE, RESPONSIBILITY FOR EXCITE NETWORK AND REPORTING

                 a) Client and Excite will use reasonable efforts to implement the display of the promotional placements and advertising described in the Agreement by October 1, 1998 (the "Scheduled Launch Date"). The parties recognize that the Scheduled Launch Date can be met only if Client provides final versions of all graphics, text, keywords, banner advertising, promotional placements, other promotional media and valid URL links necessary to implement the promotional placements and advertising described in the Agreement (collectively, "Impression Material") to Excite fourteen (14) days prior to Scheduled Launch Date.







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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                 b) In the event that Client fails to provide the Impression Material to Excite fourteen (14) days in advance of the Scheduled Launch Date, Excite may, at its sole discretion (i) reschedule the Scheduled Launch Date at the earliest practicable date according to the availability of Excite's engineering resources after delivery of the complete Impression Material or (ii) commence delivery of Impressions based on Impression Material in Excite's possession at the time.

                 c) Client and Excite agree that the day the promotional placements and advertising described in this Agreement are first displayed on the Excite Network will be the "Launch Date" for purposes of this Agreement.

                 d) Excite will have sole responsibility for providing, hosting and maintaining, at its expense, the Excite Network. Excite will have sole control over the "look and feel" of the Excite Network including, but not limited to, the display, appearance and placement of the parties' respective names and/or brands and the promotional links, but such control shall not permit Excite to modify Client's logos and trademarks and it does not relieve Excite from its obligations regarding Client's preferred and dominant sponsorship status as set forth elsewhere in this Agreement.

                 e) Advertising banners will be served, tracked and reported by Excite's subsidiary, MatchLogic, Inc. ("MatchLogic") as described in Exhibit B. MatchLogic will also provide Client with feedback as to comparisons of the performance of (i) the different creative messages supplied by Client for the advertising banners, (ii) the placements of those advertising banners on the Excite Network as set forth in this Agreement and (iii) through the implementation of MatchLogic's Closed Loop transaction reporting system on the Client Site, will report on correlations between transaction activity by users referred to the Client Site from the Excite Network and the various promotional placements and advertising displayed on the Excite Network, all as described in Exhibit B. Promotional placements, including text links, will be served, tracked and reported by Excite. These promotional placements will be tracked and reported by MatchLogic when this implementation becomes available. Excite will provide Client with monthly reports substantiating the number of impressions of Client's advertising banners and promotional placements displayed on the Excite Network.

                 f) As soon as such third party auditing is available to Excite, Excite will provide Client with monthly reports, including certified reports by a third party auditing firm substantiating the number of impressions of Client's advertising banners and promotional placements displayed on the Excite Network. When available, such third party audit reports will be at Excite's cost and expense.







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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



7.               FEES; REVENUE SHARE


                  a) Client will pay Excite sponsorship and advertising fees of [*****] for the first twelve (12) month period following the Launch Date ([*****]). These fees will be paid in twelve (12) equal monthly installments of [*****]. The first monthly payment for [*****] will be due one month following the Launch Date. Subsequent installments will be due on a monthly basis thereafter.



                 b) Client will pay Excite sponsorship and advertising fees of [*****] for the twelve (12) month period following the first anniversary of the Launch Date ([*****]). These fees will be paid in equal monthly installments of [*****]. The first monthly payment for [*****] will be due one month following the first anniversary of the Launch Date. Subsequent installments will be due on a monthly basis thereafter.



                 c) Separate and apart from the sponsorship and advertising fees, Client will pay Excite MatchLogic DeliverE fees of [*****] for [*****]. These fees will be paid in equal monthly installments of [*****]. The first monthly payment for [*****] will be due one month following the Launch Date. Subsequent installments will be due on a monthly basis.



                 d) Separate and apart from the sponsorship and advertising fees, Client will pay Excite MatchLogic DeliverE fees of [*****] for [*****]. These fees will be paid in equal monthly installments of [*****]. The first monthly payment for [*****] will be due one month following the first anniversary of the Launch Date. Subsequent installments will be due on a monthly basis.



                 e) Separate and apart from the sponsorship and advertising fees and the MatchLogic DeliverE fees, Client will pay Excite MatchLogic banner and link serving fees of [*****] for [*****]. These fees will be paid in equal monthly installments of [*****]. The first monthly payment for [*****] will be due one month following the Launch Date. Subsequent installments will be due on a monthly basis.



                 f) Separate and apart from the sponsorship and advertising fees and the MatchLogic DeliverE fees, Client will pay Excite MatchLogic banner and link serving fees of [*****] for [*****]. These fees will be paid in equal monthly installments of [*****]






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                          [*****]. The first monthly payment for [*****] will
                          be due one month following the first anniversary of the Launch Date. Subsequent installments will be due on a monthly basis.

                 g) Separate and apart from the sponsorship and advertising fees, the MatchLogic DeliverE fees and the MatchLogic banner and link serving fees, Client will pay Excite [*****] recognized by Client on transactions conducted by users referred to the Client Site from the Excite Network during [*****]. Separate and apart from the sponsorship and advertising fees, the MatchLogic DeliverE fees and the MatchLogic banner and link serving fees, Client will pay Excite [*****] recognized by Client on transactions conducted by users referred to the Client Site from the Excite Network during [*****] of the term of the Agreement. For purposes of this Agreement "Net Revenue" means gross revenue recognized by Client on transactions conducted by users referred to the Client Site from the Excite Network minus sales tax, sales returns and allowances. Client will pay Excite these revenue share payments within thirty (30) days after the close of the financial quarter in which Client recognizes the Net Revenue on these transactions.

                 h) The fees and revenue share payments are net of any agency commissions to be paid by Client.

                 i) Client will maintain accurate records with respect to the calculation of all payments due under this Agreement. Once per year, the parties will review these records to verify the accuracy and appropriate accounting of all payments made pursuant to the Agreement. In addition, Excite may, upon no less than thirty (30) days prior written notice to Client, cause an independent Certified Public Accountant to inspect the records of Client reasonably related to the calculation of such payments during Client's normal business hours. The fees charged by such Certified Public Accountant in connection with the inspection will be paid by Excite unless the payments made to Excite are determined to have been less than ninety-five percent (95%) of the payments actually owed to Excite, in which case Client will be responsible for the payment of the reasonable fees for such inspection.

8.               PUBLICITY

                 Unless required by law, neither party will make any public statement, press release or other announcement relating to the terms of or existence of this Agreement without the prior written approval of the other. Notwithstanding the foregoing, either party may issue an initial press release regarding the relationship between Excite and Client, the timing and wording of which will be mutually agreed upon, and nothing herein shall preclude Client from promoting the Client Site.







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9.               TERM AND TERMINATION

                 a) Unless terminated earlier in accordance with the specific terms of this Agreement, the term of this Agreement will begin on the Launch Date and will not end until Excite displays a total of [*****] impressions of the Client advertising banners and promotional placements on the Excite Network as described in this Agreement and pushes [*****] emails using the email vehicles specified in Exhibit
                          B. Regardless of Excite's actual delivery of impressions, the term of this Agreement will not be shorter than [*****] after the Launch Date, unless the Agreement is terminated earlier in accordance with the specific terms of this Agreement.

                 b) Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for thirty
                          (30) days following the notice to the breaching party of the breach.

                 c) All undisputed payments that have accrued prior to the termination or expiration of this Agreement will be payable in full within thirty (30) days thereof.

                 d) The provisions of Section 12 (Confidentiality and User Data), Section 13 (Indemnity), Section 14 (Limitation of Liability) and Section 15 (Dispute Resolution) will survive any termination or expiration of this Agreement.

                 e) Excite guarantees to deliver the annual impressions totals set forth in Exhibit C hereto. If Excite fails to deliver the indicated number of impressions required during any annual period, Client may suspend (but not eliminate) its payments specified in Section 7 for a maximum of sixty (60) days (the "Make-Good Period) during which Excite will deliver the shortfall of such impressions. The parties agree to cooperate in good faith to evaluate the quality and performance of the placements used to deliver the impressions during the Make-Good Period. Until such shortfall is delivered, no impressions will be deemed delivered for the next annual period. If Excite has not achieved the required annual impression delivery by the end of the Make-Good Period, Client may then terminate this Agreement upon written notice within ten (10) days following the end of the Make-Good Period. Client's termination of the Agreement in accordance with the previous sentence will not relieve Excite of its obligation to deliver any previously paid for but undelivered impressions. If Excite achieves the annual impression delivery goal at any time during the Make-Good Period, the term of this Agreement will continue and Client shall immediately resume payment of the sponsorship and advertising fees specified in Section 7.







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10.              TRADEMARK OWNERSHIP AND LICENSE

                 a) Client will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, subject to the limited license granted to Excite hereunder.

                 b) Excite will retain all right, title and interest in and to its trademarks, service marks and trade names worldwide, subject to the limited license granted to Client hereunder.

                 c) Each party hereby grants to the other a non-exclusive, limited license to use its trademarks, service marks or trade names only as specifically described in this Agreement. All such use shall be in accordance with each party's reasonable policies regarding advertising and trademark usage as established from time to time. Client agrees to obtain Excite's written consent prior to use of Excite's logo and trademarks.

                 d) Upon the expiration or termination of this Agreement, each party will cease using the trademarks, service marks and/or trade names of the other except:

                          i)      As the parties may agree in writing; or

                          ii)     To the extent permitted by applicable law.

11.              OWNERSHIP

                 a) Client will retain all right, title and interest in and to the Client Site worldwide including all intellectual property rights, including but not limited to copyright, trademark, trade secrets, patents, moral rights or any derivative rights thereof. Any intellectual property rights, including but not limited to copyright, trademark, trade secrets, patents, moral rights or any derivative rights thereof, created by changes made by Excite to Impression Materials are the sole property of Client.

                 b) Excite will retain all right, title, and interest in and to the Excite Network worldwide including, but not limited to, ownership of all copyrights, look and feel and other intellectual property rights therein.

12.              CONFIDENTIALITY AND USER DATA

                 a) For the purposes of this Agreement, "Confidential Information" means information about the disclosing party's (or its suppliers') business or activities that is proprietary and confidential, which shall include all business, financial, technical and other information of a party marked or designated by such party as "confidential or







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                          "proprietary" or information which, by the nature of
                          the circumstances surrounding the disclosure, ought in good faith to be treated as confidential.

                 b) Confidential Information will not include information that (i) is in or enters the public domain without breach of this Agreement, (ii) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation, (iii) the receiving party knew prior to receiving such information from the disclosing party or (iv) the receiving party develops independent of any information originating from the disclosing party.

                 c) Each party agrees (i) that it will not disclose to any third party or use any Confidential Information disclosed to it by the other except as expressly permitted in this Agreement and (ii) that it will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

                 d) The usage reports provided by Excite to Client hereunder will be deemed to be the Confidential Information of Excite.

                 e) The terms and conditions of this Agreement will be deemed to be Confidential Information and will not be disclosed without the written consent of the other party.

                 f) For the purposes of this Agreement, "User Data" means all information submitted by users referred to the Client Site from the Excite Network during the term of the Agreement. Such User Data includes, but is not limited to, the number of purchase requests requested by such users, the number of purchase requests completed, the number of purchases completed and the dollar values of completed purchases The parties acknowledge that any individual user of the Internet could be a user of Excite, WebCrawler and/or Client through activities unrelated to this Agreement and that user data gathered independent of this Agreement, even from individuals who are users of both parties' services, will not be deemed to be "User Data" for the purposes of this Agreement.

                 g) User Data will be owned by Client, and subject to the limitations contained herein, Client grants to Excite a non-exclusive license to use the User Data for the purposes of this Agreement.

                 h) In order to facilitate optimization of Client's sponsorship program, Client will make good faith efforts to develop tracking and reporting capabilities to correlate information regarding transaction activity by users referred to the Client Site from the Excite Network to the various promotional placements and advertising banners displayed on the Excite Network. Client will provide to Excite all User Data and

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                          user transaction reports collected by Client within thirty (30) days following the end of each calendar month during the term of this Agreement in a mutually-determined electronic format.

                 i) Client will not use User Data to specifically target any Excite and/or WebCrawler users, as distinct from all users of the Client Site, for solicitations (except as specifically provided in this Agreement), either individually or in the aggregate, during the term of this Agreement and for a period of twelve
                          (12) months following the expiration or termination of this Agreement.

                 j) Neither party will sell, disclose, transfer or rent any User Data which could reasonably be used to identify a specific named individual ("Individual Data") to any third party nor will either party use Individual Data on behalf of any third party without the express permission of the individual user. Where user permission for dissemination of Individual Data to third parties has been obtained, each party will use commercially reasonable efforts to require the third party recipients of Individual Data to provide an "unsubscribe" feature in any email communications generated by, or on behalf of, the third party recipients of Individual Data.

                 k) Notwithstanding the foregoing, each party may disclose Confidential Information or User Data (i) to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law or (ii) on a "need-to-know" basis under an obligation of confidentiality to its legal counsel, accountants, banks and other financing sources and their advisors.

13.              INDEMNITY

                 a) Client will indemnify, defend and hold harmless Excite, its affiliates, officers, directors, employees, consultants and agents from any and all third party claims, liability, damages and/or costs (including, but not limited to, attorneys fees) arising from:

                          i) Its breach of any representation or covenant in this Agreement; or

                          ii) Any claim that Client's Impression Material infringes or violates any third party's copyright, patent, trade secret, trademark, right of publicity or right of privacy or contain any defamatory content; or

                          iii) Any claim that Client's Impression Material and/or its display on the Excite Network violates any federal, state or local laws, regulations or statutes, including but not limited to restrictions on the sale, advertisement or promotion of vitamins, nutritional supplements, drugs or other health-related products; or

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                          iv) Any claim of personal injury or product liability with respect to products or services sold, advertised or otherwise offered to consumers or third parties through display of Client's Impression Material on the Excite Network or links to the Client Site; or

                          v) Any claim arising from content displayed on the Client Site.

                          Excite will promptly notify Client of any and all such claims and will reasonably cooperate with Client with the defense and/or settlement thereof; provided that, if any settlement requires an affirmative obligation of, results in any ongoing liability to or prejudices or detrimentally impacts Excite in any way and such obligation, liability, prejudice or impact can reasonably be expected to be material, then such settlement shall require Excite's written consent (not to be unreasonably withheld or delayed) and Excite may have its own counsel in attendance at all proceedings and substantive negotiations relating to such claim.

                 b) Excite will indemnify, defend and hold harmless Client, its affiliates, officers, directors, employees, consultants and agents from any and all third party claims, liability, damages and/or costs (including, but not limited to, attorneys fees) arising from:

                          i) Its breach of any representation or covenant in this Agreement; or

                          ii) Any claim arising from the Excite Network other than content or services provided by Client.

                          Client will promptly notify Excite of any and all such claims and will reasonably cooperate with Excite with the defense and/or settlement thereof; provided that, if any settlement requires an affirmative obligation of, results in any ongoing liability to or prejudices or detrimentally impacts Client in any way and such obligation, liability, prejudice or impact can reasonably be expected to be material, then such settlement shall require Client's written consent (not to be unreasonably withheld or delayed) and Client may have its own counsel in attendance at all proceedings and substantive negotiations relating to such claim.

                 c) EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE REGARDING SUCH SUBJECT MATTER.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



14.              LIMITATION OF LIABILITY

                 EXCEPT UNDER SECTIONS 13(a) AND 13(b), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT UNDER SECTIONS 13(a) AND 13(b), THE LIABILITY OF EITHER PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, IS LIMITED TO, AND WILL NOT EXCEED, THE AMOUNTS TO BE PAID BY CLIENT TO EXCITE HEREUNDER.

15.              DISPUTE RESOLUTION

                 a) The parties agree that any breach of either of the parties' obligations regarding trademarks, service marks or trade names, confidentiality and/or User Data would result in irreparable injury for which there is no adequate remedy at law. Therefore, in the event of any breach or threatened breach of a party's obligations regarding trademarks, service marks or trade names or confidentiality, the aggrieved party will be entitled to seek equitable relief in addition to its other available legal remedies in a court of competent jurisdiction.

                 b) In the event of disputes between the parties arising from or concerning in any manner the subject matter of this Agreement, other than disputes arising from or concerning trademarks, service marks or trade names, confidentiality and/or User Data, the parties will first attempt to resolve the dispute(s) through good faith negotiation. In the event that the dispute(s) cannot be resolved through good faith negotiation, the parties will refer the dispute(s) to a mutually acceptable mediator.

                 c) In the event that disputes between the parties arising from or concerning in any manner the subject matter of this Agreement, other than disputes arising from or concerning trademarks, service marks or trade names, confidentiality and/or User Data, cannot be resolved through good faith negotiation and mediation, the parties will refer the dispute(s) to the American Arbitration Association for resolution through binding arbitration by a single arbitrator pursuant to the American Arbitration Association's rules applicable to commercial disputes.

16.              GENERAL

                 a) Assignment. Neither party may assign this Agreement, in whole or in part, without the other party's written consent (which will not be unreasonably withheld or delayed), except that no such consent will be required in connection with (i) a merger, reorganization or sale of all, or substantially all, of such party's assets or its

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                          Internet business assets (ii) either party's assignment and/or delegation of its rights and responsibilities hereunder to a wholly-owned subsidiary or affiliate or joint venture in which the assigning party holds an interest. Any attempt to assign this Agreement other than as permitted above will be null and void.

                 b) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, notwithstanding the actual state or country of residence or incorporation of Excite or Client.

                 c) Notice. Any notice under this Agreement will be in writing and delivered by personal delivery, express courier, confirmed facsimile, confirmed email or certified or registered mail, return receipt requested, and will be deemed given upon personal delivery, one (1) day after deposit with express courier, upon confirmation of receipt of facsimile or email or five (5) days after deposit in the mail. Notices will be sent to a party at its address set forth in this Agreement or such other address as that party may specify in writing pursuant to this Section.

                 d) No Agency. The parties are independent contractors and will have no power or authority to assume or create any obligation or responsibility on behalf of each other. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

                 e) Force Majeure. Any delay in or failure of performance by either party under this Agreement will not be considered a breach of this Agreement and will be excused to the extent caused by any occurrence beyond the reasonable control of such party including, but not limited to, acts of God, power outages and governmental restrictions.

                 f) Severability. In the event that any of the provisions of this Agreement are held to be unenforceable by a court or arbitrator, the remaining portions of the Agreement will remain in full force and effect.

                 g) Entire Agreement. This Agreement is the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

                 h) Counterparts. This Agreement may be executed in counterparts, each of which will serve to evidence the parties' binding agreement.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


VITAMIN SHOPPE INDUSTRIES INC.                     EXCITE, INC.

By:       [SIG]                                    By:      [SIG]
   --------------------------------                   --------------------------------

Name: J. Howard                                    Name: Robert C. Hood
     ------------------------------                     ------------------------------

Title: President/CEO                               Title: EVP/CFO
      -----------------------------                      -----------------------------

Date: 9/23/98                                      Date: 9/29/98
     ------------------------------                     ------------------------------

4700 Westside Avenue                               555 Broadway
North Bergen, New Jersey 07047                     Redwood City, California 94063
                                                   650.568.6000 (voice)
                                                   650.568.6030 (fax)

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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                   EXHIBIT A

                                    KEYWORDS

acidophilus                   cholesterol              greentree           obesity                 medicine
acids                         chondroitin              healing             omega                   aromatherapy
adhd                          chromium picolinate      health              organic                 bodybuilding
aids                          co q 10                  herb                pinnacle                diet
alternative medicine          coenzyme q10             herb tea            pms                     fitness
amino acids                   complimentary            herbal              pregnant                herbs
andrew weil                   energy                   herbal extracts     pregnancy               health
andro complex                 enzymmatic               herbal tea          prenatal                homeopathic
androstat                     therapy                  herbal teas         prevention              multivitamins
Androstat 100                 essential oils           herbs               protein                 nutrition
androstat 6                   ester                    hiv                 protein powders         stress
Androstene                    exercise                 holistic            ripped                  vitamins
androstenedione               extract                  holistic healing    rna                     vitamin
antioxidant                   fat                      holistic medicine   saint john's wort       wellness
antioxidants                  fatty acids              homeopathic         saw palmetto            weightloss
anxiety                       fen phen                 homeopathic         schiff
aphrodisiac                   phen fen                 natrol              sex
aphrodisiacs                  fiber                    nature              sexual enhancer
aroma                         fitness                  natural             steroids
aromatherapy                  garry null               natural food        solaray
atkins                        ginkgo                   supplements         source natural
bodybuilder                   ginkgo biloba            natural healing     sports nutrition
bodybuilders                  ginseng                  natural medicine    st. johns wort
bodybuilding                  glucosamine              natures way         st john's wort
calcium                       green tea                nature's way        stress
cancer                        green tree               nutrition           sulfate
cats claw                     greentea                 nutritional         alternative

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



medicine          remedies
coq10             homeopathy           supplement
country life      iron                 supplements
creatine          kal                  tablets
creatine          kava                 teas
monohydrate
depression        kava kava            twinlab
diet              lactose              vegetarian
dietary           magnesium            vegetarians
dione             melatonin            viagra
disease           mental alertness     vitamin
dna               MetRx                vitamins
dr. andrew weil   mother nature        vitasave
dr. atkins        mother's nature      weight lifting
dr. weil          msm                  weight loss
dr. wiel          msm sulphur          weightlifting
eas               multivitamins        weightloss
echinacea         natrol               wellness
                                       yohimbe

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                   EXHIBIT B

                              MATCHLOGIC SERVICES


AD MANAGEMENT, MEASUREMENT & OPTIMIZATION
Ad Management, Measurement and Optimization refers to the suite of services and technologies to be used to measure and evaluate variables contributing to the performance of client marketing messages within the Excite Network. Descriptions of the services and technologies to be leveraged throughout the optimization process are highlighted below.

CENTRALIZED AD SERVING
Through its proprietary centralized ad serving infrastructure, MatchLogic will facilitate the trafficking, delivery, tracking and reporting of Client's banners throughout the Excite Network. During the ad management process, MatchLogic will employ TrueCount(sm) cache counting techniques as the underlying measurement technology for the reporting of client campaign performance data. Basic campaign performance data including primary impressions, clicks, click %, cache impressions and total impressions will be supplied to Client daily through an online interface.

TRUEFFECT(sm)
TruEffect(sm) refers to the process of establishing, tracking and communicating the relationship between locations from which users have interacted with Client's marketing messages and the activities they engaged in at the Client Site as a result of these interactions. TruEffect(sm) measurement will allow Client to directly relate user activity within the Client Site to marketing messages within the Excite Network. As a result of these measurements, Client will have the ability to optimize campaigns in order to drive actual user activities or transactions. Client will be able to identify the number of unique visitors coming to the Client Site or promotional areas, from which message and area they originated, and the number of measurable transactions these visitors performed. Additionally, measurements of reach and frequency will accompany this analysis.

Upon successful implementation of TruEffect(sm), performance reporting will be available to Client on a daily basis through an online interface.

LANDSCAPE(sm)
LandscapE(sm) demographic profile reports will afford Client an effective means of understanding the visitor segments exposed to Client's messages or interacting with Client sponsored content areas within the Excite Network. All of the information contained within the demographic profiles is derived from consumers who have been both exposed to an advertising campaign and are also within MatchLogic's Digital 1:1(sm) database (MatchLogic's proprietary consumer database). When a subset of unique visitors taken from all visitors exposed to a Client's marketing message or content area are matched against the Digital 1:1(sm) database, demographic profiles are derived. The matched records create a sample of visitors that are used to demographically represent and statistically profile

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


each visitor segment. These profiles will allow Client to compare its understanding of its customers offline to its customers online as a basis for more effective segmenting and future targeting.

LandscapE(sm) reports are generated on a campaign basis and will include measurements of campaign reach by Age, Gender, Age/Gender, Household Income, and Household Income/Age. These reports will be made available to Client once statistically significant profiles have been established.

TRUESELECT(sm)
TrueSelect(sm) is MatchLogic's centralized advertising targeting system. TrueSelect(sm) enables MatchLogic to project demographics of users across the Internet based on our Digital 1:1 database, user traffic and user search patterns. The first implementation of this technology will be Virtual Keywords slated for release in 4Q98. Virtual Keywords will allow MatchLogic to actively target a user on the Excite Network based on the user's input of search terms at a previous point in time. TrueSelect(sm) will be able to track and target users by Virtual Keywords on both an inter-day and intra-day basis. Following Virtual Keywords, TrueSelect(sm) capabilities will enable marketers to actively target specific users based on predetermined demographic or lifestyle information in real time.

Upon release of this technology, delivery of TrueSelect(sm) targeted messaging for Client is highly dependent on a number of qualifying criteria. A critical qualifier for the implementation of TrueSelect(sm) will be the establishment of a significant behavioral profile target for Client's customers as highlighted within the LandscapE(sm) services description above.


DELIVERE(sm)
DeliverE(sm), MatchLogic's email marketing service will be leveraged to deliver email marketing campaigns on behalf of Vitamin Shoppe. The DeliverE(sm) team will consult with Client to evaluate current business objectives (branding, acquisition, retention, reactivation, etc.) and develop e-mail strategies that meet these specific objectives. Once appropriate strategies have been established, MatchLogic will target both MatchLogic and Excite registered users for the facilitation of the Client's program. Performance results for these campaigns will be provided to Client and assist in the development of strategies for subsequent e-mail campaigns.


Projected delivery schedules for DeliverE(sm) services over the [*****]-year term of this agreement are as follows.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



are matched against the Digital 1:1(sm) database, demographic profiles are derived. The matched records create a sample of visitors that are used to demographically represent and statistically profile each visitor segment. These profiles will allow Client to compare its understanding of its customers offline to its customers online as a basis for more effective segmenting and future targeting.

LandscapE(sm) reports are generated on a campaign basis and will include measurements of campaign reach by Age, Gender, Age/Gender, Household Income, and Household Income/Age. These reports will be made available to Client once statistically significant profiles have been established.

TRUESELECT(sm)

TrueSelect(sm) is MatchLogic' centralized advertising targeting system. TrueSelect(sm) enables MatchLogic to project demographics of users across the Internet based on our Digital 1:1 database, user traffic and user search patterns. The first implementation of this technology will be Virtual Keywords stated for release in 4Q98. Virtual Keywords will allow MatchLogic to actively target a user on the Excite Network based on the user's input of search terms at a previous point in time. TrueSelect(sm) will be able to track and target users by Virtual Keywords on both an inter-day and intra-day basis. Following Virtual Keywords, TrueSelect(sm) capabilities will enable marketers to actively target specific users based on predetermined demographic or lifestyle information in real time.

Upon release of this technology, delivery of TrueSelect(sm) targeted messaging for Client is highly dependent on a number of qualifying criteria. A critical qualifier for the implementation of TrueSelect(sm) will be the establishment of a significant behavioral profile target for Client's customers as highlighted within the LandscapE(sm) services description above.

DELIVERE(sm)

DeliverE(sm), MatchLogic's email marketing service will be leveraged to deliver email marketing campaigns on behalf of Vitamin Shoppe. The DeliverE(sm) team will consult with Client to evaluate current business objectives (branding, acquisition, retention, reactivation, etc.) and develop e-mail strategies that meet these specific objectives. Once appropriate strategies have been established, MatchLogic will target both MatchLogic and Excite registered users for the facilitation of the Client's program. Performance results for these campaigns will be provided to Client and assist in the development of strategies for subsequent e-mail campaigns.

Projected delivery schedules for DeliverE(sm) services over the [*****]-year term of this agreement are as follows.



[*****]
TESTS                    INCLUSIONS                    VOLUME
----------------------------------------------------------------------------
12 Exclusive Offer       2 e-mail offer tests          [*****]
Tests
                         Push against best offer       [*****]

                         Target model creation         [*****]

                         Model role-out                [*****]
----------------------------------------------------------------------------
7 Prospecting Co-op      Offer role-out to co-op       [*****]
Tests                    file
----------------------------------------------------------------------------
                                                       [*****]
----------------------------------------------------------------------------


[*****]
TESTS                    INCLUSIONS                    VOLUME
----------------------------------------------------------------------------
12 Exclusive Offer       2 e-mail offer tests          [*****]
Tests
                         Push against best offer       [*****]

                         Target model creation         [*****]

                         Model role-out                [*****]
----------------------------------------------------------------------------
13 Prospecting Co-op     Offer role-out to co-op       [*****]
Tests                    file
----------------------------------------------------------------------------
                                                       [*****]
----------------------------------------------------------------------------

Above listed DeliverE(sm) services are to be allocated to meet Client's needs and overall production schedule.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                   EXHIBIT C

                      ANNUAL IMPRESSION DELIVERY SCHEDULE

Vitamin Shoppe Industries
WC/Excite Placement Details       *LINE ITEM PLACEMENTS AND IMPRESSIONS ARE
                                  ESTIMATES ONLY AN WILL CHANGE OVER TIME

EXHIBIT C


Products                        Description                            Item #   [*****] Estimated   [*****] Estimated       TOTALS
                                                                         in         IMPS                IMPS
                                                                      Contract
     Excite Integrated Links
Excite Japan                        Sponsorship/Promotion Positions       #3b      [*****]              [*****]             [*****]
Excite Nutrition & Vitamins         Sponsorship/Promotion Positions       #3c      [*****]              [*****]             [*****]
                                                                                                                                  0
                                                                                                                                  0
                                                                                                                                  0
----------------------------------------------------------------------------------------------------------------------------
Excite Links, subtotal                                                             [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
     Excite Banners
NONE
----------------------------------------------------------------------------------------------------------------------------
Excite Banner subtotal                                                             [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
Excite Links/Banner subtotal                                                       [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
     WebCrawler Integrated Links
WC Health Home Page                 Home Page Rotation                    #1b      [*****]              [*****]             [*****]
WC Nutrition & Vitamin Sub Channel  Link                                  #1c      [*****]              [*****]             [*****]
WC Health Channel                   Promotional Opportunities,                     [*****]              [*****]             [*****]
                                    i.e., alternative medicine            #1d
WC Health Channel                   Sponsorship Strip                     #1e      [*****]              [*****]             [*****]
WC Shopping Channel                 Under Health & Fitness Sub
                                    Channel                               #2b      [*****]              [*****]             [*****]
WC Shopping Channel                 Under Health & Fitness/
                                    Groceries Sub Channel                 #2c      [*****]              [*****]             [*****]
                                                                                                                                  0
                                                                                                                                  0
                                                                                                                                  0
----------------------------------------------------------------------------------------------------------------------------
WebCrawler Links Subtotal                                                          [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
     WebCrawler Banners

WC Keywords                         Search                                #5a      [*****]              [*****]             [*****]
WC Health Channel                   Channel Rotation                      #5b      [*****]              [*****]             [*****]
WC Health Channel                   Mutually determined departments       #5c      [*****]              [*****]             [*****]
WC General Rotation                 General Rotation across WC site       #5d      [*****]              [*****]             [*****]
                                                                                                                                 0
----------------------------------------------------------------------------------------------------------------------------
WebCrawler Banner subtotal                                                         [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
WebCrawler Links/Banner subtotal                                                   [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 0
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 0
-----------------------------------------------------------------------------------------------------------------------------------
S&P Links Total                                                                    [*****]              [*****]             [*****]
S&P Banner Total                                                                   [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------
Grand Total                                                                        [*****]              [*****]             [*****]
----------------------------------------------------------------------------------------------------------------------------

Vitamin Shoppe E Sponsorship Agr/bja
Version 980918



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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.





During the term of the Agreement, the parties agree to cooperate in good faith and use commercially reasonable efforts to evaluate the quality and performance of the placements used to deliver the impressions described in the Agreement and to modify such placements in an effort to reach the objectives set forth in this Agreement.







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                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                   EXHIBIT D

                              CLIENT'S COMPETITORS



Acta Pharmacal                               Nutritional Warehouse
All Vitamins                                 Phillips Nutritional
Austin Nutritional                           Puritans Pride
BenSalem Naturals                            Reach4life
B-Vital                                      Realtime
Chayas Chemical-Free                         S. Shiraishi Office, Inc.
Cherokee Naturals, Inc                       Shop Vitamins
Club Vitamin                                 The Herb Shop
GNC                                          The Herb Shoppe
Good Life Nutrition                          The Nickel and Thyme Shoppe
Green Tree                                   The Vitamin Source
Green Turtle Bay Vitamin                     The Vitamin Tree
Greenshack Direct                            US Health Distributors, Inc
Health and Vitamin Express                   Vita Save
Health Depot                                 VitaCare
Infinity 2                                   VitaFit
Jamieson Natural Sources                     Vital Life
Karemore Vitamin Company                     Vitamin Depot
Kava Systems                                 Vitamin Express
L & H Vitamins                               Vitamin House
Life Plus Vitamins                           Vitamin House
MineralNet                                   Vitamin Shack
Mother Nature's General Store                Vitamin Warehouse, Inc.
Mountain Naturals Vitamins                   Vitamins for Life
My Vitamins                                  Vitamins Online
Nature Sunshine                              Vitamins.com
Nature Sunshine Herb and Vitamins            Vitanet
Noah's Ark                                   Vitawise
Nutritional Direct                           Wholesale Vitamins







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